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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2007

OPSWARE INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-32377 (Commission File Number)	94-3340178 (IRS Employer Identification No.)
599 N. Mathilda Avenue, Sunnyvale, CA (Address of principal executive offices)	94085 (Zip code)

(408) 744-7300
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

        On July 20, 2007, Opsware Inc. ("Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hewlett-Packard Company ("HP") and Orca Acquisition Corporation, a wholly-owned subsidiary of HP ("Purchaser"). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer for all outstanding shares of Company's Common Stock at a purchase price of $14.25 per share, net to the seller in cash, without interest and less any applicable withholding taxes (the "Offer Price"). As soon as practicable following the consummation of the tender offer, Purchaser will merge with and into Company, and Company will become a wholly-owned subsidiary of HP. In the merger, the remaining stockholders of Company, other than such stockholders who have validly exercised their appraisal rights under the Delaware General Corporation Law, would be entitled to receive the Offer Price.

        As a condition to consummating the tender offer, Company stockholders must have validly tendered (and not withdrawn) shares constituting at least a majority of the outstanding shares of Company common stock (taking into account the potential exercise of vested stock options and the issuance of shares under Company's Employee Stock Purchase Plan). In addition, the obligation of Purchaser to consummate the tender offer is subject to several additional customary conditions described in the Merger Agreement, including among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of antitrust or merger control approvals under applicable laws of Germany and China, and that no material adverse effect with respect to Company's business shall have occurred.

        If more than a majority of the outstanding shares, but fewer than 90% of the outstanding shares, are validly tendered (and not withdrawn) in the tender offer, Purchaser shall be obligated to purchase the tendered shares but may elect to conduct a subsequent offering period in order to achieve ownership of 90% of the outstanding shares, in order to effect a short-form merger. In addition, subject to certain conditions and limitations, Company has granted HP an option to purchase that number of shares of Company common stock as would enable Purchaser upon exercise of such option to achieve ownership of 90% of the outstanding shares of Company common stock.

        The Merger Agreement contains certain termination rights of HP and Company and provides that, upon the termination of the Merger Agreement under specified circumstances, Company will be required to pay HP a termination fee of $50 million.

        The closing of the merger is also subject to customary closing conditions. If Purchaser achieves ownership of 90% of the outstanding shares of Company common stock through the tender offer or the exercise of the option described above, it may effect the merger as a short-form merger without additional approval of the merger by the stockholders of Company. Otherwise, Company will be required to hold a special stockholders' meeting to obtain stockholder approval of adoption of the Merger Agreement.

Tender and Stockholder Support Agreement

        In order to induce HP and Purchaser to enter into the Merger Agreement, all directors and executive officers of Company (in their capacities as stockholders of Company) entered into Tender and Stockholder Support Agreements (the "Tender Agreements") with HP and Purchaser concurrently with the execution and delivery of the Merger Agreement. Subject to the terms and conditions of the Tender Agreements, these individuals of Company agreed to tender the shares beneficially owned by them in the tender offer and to vote such shares in favor of adoption of the Merger Agreement.

        The Merger Agreement and the form of the Tender Agreement are attached hereto as Exhibits 2.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the

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Merger Agreement and the Tender Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Forward-Looking Statements

        This report contains forward-looking statements that involve risk and uncertainty. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the expected completion and effects of the tender offer and the merger, statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Statement regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to, among other things, uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Opsware stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refusal to grant approval for the consummation of the transaction; the effects of the transaction making it more difficult to maintain existing relationships with employees, customers or business partners; and other business effects, including the effects of industry, economic or political conditions outside of Opsware's control. Actual results may differ materially from those in the projections or other forward-looking statements. For information regarding other related risks, please see the "Risk Factors" section of Opsware's filings with the SEC, including its most recent filings on Form 10-K and Form 10-Q. Opsware assumes no obligation and does not intend to update these forward-looking statements.

Securities Law Disclosures

        This report is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Opsware Common Stock will be made only pursuant to an offer to purchase and related materials that HP intends to file with the Securities and Exchange Commission. Opsware stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the offer. Once filed, Opsware stockholders and other investors will be able to obtain copies of the tender offer statement on Schedule "TO,' the offer to purchase and related documents without charge from the Securities and Exchange Commission through the Commission's website at www.sec.gov. Opsware stockholders and other investors also will be able to obtain copies of these documents, without charge, from Innisfree M&A Incorporated, the Information Agent for the offer, at +1 877 750 5838 or by email at info@innisfreema.com, from J.P. Morgan Securities, Inc., the dealer manager for the offer, at +1 877 371 5947, or from HP. Stockholders and other investors are urged to read carefully those materials prior to making any decisions with respect to the offer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 20, 2007, among HP, Purchaser and Company.
4.1	Form of Tender and Stockholder Support Agreement, among HP, Purchaser and each of the directors and executive officers of Company.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPSWARE INC.
Date: July 23, 2007	By:	/s/ BENJAMIN A. HOROWITZ Name: Benjamin A. Horowitz Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 20, 2007, among HP, Purchaser and Company.
4.1	Form of Tender and Stockholder Support Agreement, among HP, Purchaser and each of the directors and executive officers of Company.

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SIGNATURES
EXHIBIT INDEX